Other Balance Sheet Information - Schedule of Comparative Detailed Information about Other Non-current Assets (Detail) - USD ($) $ in Thousands	Jan. 31, 2017	Jan. 31, 2016
Other non-current assets:
Contingent consideration receivable	$ 4,244	$ 4,244
Deferred income taxes	242	880
Deferred financing fees, net	1,833	2,675
Long-term retainage		87
Other	5,195	6,680
Total	$ 11,514	$ 14,566